Exhibit 10.29

AMENDMENT
TO
STOCK PURCHASE WARRANT

THIS AMENDMENT (“Amendment”) to that certain Stock Purchase Warrant (the “Warrant”), by and between COPsync, Inc., a Delaware corporation (the “Company”) and each of the persons that are signatories to this Amendment (“Investor”), is made as of December 15, 2015 (the “Effective Date”).

WHEREAS, pursuant to Section 1.2 of the Warrant, the Exercise Price of each Warrant is $0.15 per share, because the Public Offering did not close prior to October 1, 2015;

WHEREAS, on October 14, 2015, the Company effectuated a 50-for-1 reverse stock split, pursuant to which every 50 shares of common stock of the Company issued and outstanding immediately prior to such reverse stock split were automatically combined into 1 share of common stock of the Company (the “Reverse Stock Split”);

WHEREAS, pursuant to Section 9.2 of the Warrant, the Exercise Price was proportionately increased to $7.50 per share to reflect the Reverse Stock Split;

WHEREAS, the Company closed a Public Offering on November 18, 2015, pursuant to which the Company issued warrants to purchase shares of common stock at an exercise price of $3.125 (the “Public Offering Warrant Exercise Price”);

WHEREAS, the Company has sought consent of each Investor to amend the terms (the “Registration Rights Amendment”) of that certain Registration Rights Agreement between the Company and the Investors to (i) delay to December 18, 2015 the deadline to file a registration statement and (ii) waive any penalty fees owed to the Investors for the delay;

WHEREAS, the Company and Investor desire amend the Warrant to reduce the Exercise Price to the Public Offering Warrant Exercise Price; and

WHEREAS, the Company and Investor desire amend the Warrant to clarify the number of shares underlying such Warrant.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the foregoing recitals, which are incorporated herein; and intending to be legally bound hereby, the parties agree as follows:

1. Each capitalized term used in this Amendment shall have the same meaning ascribed to such term in the Warrant unless otherwise defined in this Amendment.

2. Upon the Registration Rights Amendment being signed by a majority of the Notes, then Section 1.2 of the Warrant is hereby amended and restated in its entirety to read as follows:

“1.2 ‘Exercise Price’ means $3.125.”

3. Upon the Registration Rights Amendment being signed by a majority of the Notes, then Section 2.1 of the Warrant is hereby amended and restated in its entirety to read as follows:

“2.1 This Warrant shall be exercisable for a number of Shares equal to 80% of the number of shares received by the Holder upon conversion of such Holder’s Notes, as set forth on Exhibit A of the Amendment, at the Exercise Price.”

4. The terms and provisions of this Amendment shall modify and supersede the Warrant.  All other terms and conditions of the Warrant remain in full force and effect.

This Amendment may be delivered by facsimile or electronic mail signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

The Company COPsync, Inc. By: Name: Ron Woessner Title: Chief Executive Officer

Signature Page to Amendment to Stock Purchase Warrant

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Investor

Signature Page to Amendment to Stock Purchase Warrant

EXHIBIT A

Investor	Number of Underlying Shares
Vaibhav Sagar	2,947
Robert Miglani	8,840
Richard Dvorak	2,947
Magna Equities II, LLC	29,463
Joseph Chalil	7,366
Dominion Capital LLC	29,463
Ajay Tandon	5,882
Makarand Jawadekar	2,941
Sujal D. Mehta	2,941
East Bayview Holdings LLC	58,810
Full Value Partners LP	44,108
Opportunity Partners, LP	36,757
Full Value Special Situations Fund LP	2,941
MCM Opportunity Parnters, LP	5,882
Calapasas West Partners, LP	14,703
Mercury Partners, LP	16,173
Steady Gain Paartners, LP	26,465
Scott Dols	29,405
Ascendant Parnters LLC	14,703
Sunil Kumar Vandana Kumar	4,412
Michael Spector	14,703
Larry Horn	58,810
Leonard M. Schiller Revocable Trust UAD 10/3/97	7,352
Robert and Kathy Fries	7,352
Joseph B. & Judy A. McGoldrick	14,646
Hampel Family Limited Partnership	29,291
Richard L. Heyden	29,291
Vaibhav A. Sagar	2,930
Robert Miglani	8,788
Jan A. Roe	7,322
Total Underlying Shares	527,634